INCOME TAX	6 Months Ended
Jun. 30, 2015
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]
7. INCOME TAX

Income (loss) before income taxes comprises the following for the six-month period ended June 30, 2015:

(in thousands of U.S. dollars)	three months ended June 30, 2015	six months ended June 30, 2015

Ireland.	$(11,278)	$(16,317)
France.	(1,123)	9,113
United States..	5,242	22,166
Total.	$(7,159)	$14,962

A reconciliation of income tax benefit (provision) computed at the French statutory rate (33.33%), Irish statutory rate (12.5%) and the US statutory rate (36.15%) to the actual income tax expense is as follows:

(in thousands of U.S. dollars)	Three months ended June 30, 2015	Six months ended June 30, 2015

Income tax benefit (provision) computed at the statutory rate	$(115)	$(9,011)
Non Taxable remeasurement of fair value accounting of earn out	(11,568)	(13,467)
Valuation allowance on operating losses in Ireland	(1,410)	(2,040)
Other temporary and permanent differences	2,851	3,803
Total	$(10,242)	$(20,715)

In accordance with ASC 740-270, Interim Reporting, the tax provision for the six months ended June 30, 2015 is computed using an estimated annual effective tax rate of 31%. This is applied to income before tax, excluding losses from Irish operations, since no benefit is anticipated to be recognized on net operating loss carry forwards for the current fiscal year and items for which a reliable estimate cannot be made. The income tax provision as of June 30, 2015 amounts to $20.7 million.